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                                                                  EXHIBIT 10.5.1


                            VOICE IT WORLDWIDE, INC.
                          2643 MIDPOINT DRIVE, SUITE A
                          FORT COLLINS, COLORADO 80525
                            TELEPHONE: 970/221-1705
                            FACSIMILE: 970/221-2058


                               February 18, 1997


Voice Powered Technology International, Inc.
15260 Ventura Boulevard, Suite 220
Sherman Oaks, California 91403

Attn:  Edward M. Krakauer
       President and CEO

Re:    Termination of Letter of Intent

Dear Ed:

This letter will serve to confirm out mutual understanding that the Letter of Intent dated December 17, 1996 concerning a potential business combination of Voice Powered Technology International, Inc. and Voice It Worldwide, Inc. is deemed terminated effective January 1, 1997.

Please signify your agreement with this termination of the Letter of Intent by your signature below and return an executed copy of this letter to me by facsimile transmission (and the executed duplicate hereof by U.S. Mail).

                                        Very truly yours,

                                        VOICE IT WORLDWIDE, INC.




                                        By:  /s/  DENNIS W. ALTBRANDT
                                             --------------------------------
                                             DENNIS W. ALTBRANDT,
                                             Chief Executive Officer

ACCEPTED and AGREED to this 18th day of February, 1997.

VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.




By:  /s/  EDWARD KRAKAUER
     --------------------------------
     EDWARD KRAKAUER,
     President and CEO